Exhibit 99.2 4Q24 EARNINGS REPORT PennyMac Mortgage Investment Trust January 2025

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s ﬁnancial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, housing, and prepayment rates; future loan originations and production; future loan delinquencies, defaults and forbearances; future investment and hedge expenses; future investment strategies, future earnings and return on equity as well as other business and ﬁnancial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; the general economy or the real estate ﬁnance and real estate markets; events or circumstances which undermine conﬁdence in the ﬁnancial and housing markets or otherwise have a broad impact on ﬁnancial and housing markets; changes in real estate values, housing prices and housing sales; changes in macroeconomic, consumer and real estate market conditions; the degree and nature of the Company’s competition; the availability of, and level of competition for, attractive risk adjusted investment opportunities in mortgage loans and mortgage related assets that satisfy the Company’s investment objectives; the inherent diﬃculty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on its manager and servicer, potential conﬂicts of interest with such entities and their aﬃliates, and the performance of such entities; changes in personnel and lack of availability of qualiﬁed personnel at its manager, servicer or their aﬃliates; our ability to mitigate cybersecurity risks, cybersecurity incidents and technology disruptions; the development of artiﬁcial intelligence; the availability, terms and deployment of short term and long term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its ﬁnancing and the interest rates and maturities of its assets; the timing and amount of cash ﬂows, if any, from the Company’ s investments; our substantial amount of indebtedness; the performance, ﬁnancial condition and liquidity of borrowers; our exposure to risks of loss and disruptions in operations resulting from severe weather events, man-made or other natural conditions, including climate change and pandemics; the ability of the Company’s servicer, which also provides the Company with fulﬁllment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the ﬁnancial condition of the Company’s customers and counterparties; the Company’s indemniﬁcation and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’ s ownership and rights in the assets in which it invests; increased rates of delinquency, defaults and forbearances and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage backed securities or relating to the Company’s mortgage servicing rights and other investments; risks associated with the discontinuation of LIBOR; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s ﬁnancial condition and results of operations; the Company’s ability to maintain appropriate internal control over ﬁnancial reporting; the Company’s ability to detect misconduct and fraud; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market regulatory or other changes that impact government agencies or government sponsored entities, or such changes that increase the cost of doing business with such agencies or entities; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government sponsored home affordability programs; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks volatility in the Company’s industry, the debt or equity markets; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents ﬁled by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains ﬁnancial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as income excluding market driven value changes that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosures have limitations as an analytical tool and should not be viewed as a substitute for ﬁnancial information determined in accordance with GAAP. 2

FOURTH QUARTER HIGHLIGHTS Results driven by strong levels of income excluding market driven value changes Pretax income Net new investments 4Q24 Results excluding market in credit sub-bonds Fair value of CREDIT driven value from PMT organically-created Net income SENSITIVE Pretax income changes⁽⁴⁾ securitizations CRT⁽³⁾ investments attributable STRATEGIES to common $20mm $13mm $52mm $1.1bn shareholders⁽¹⁾ Diluted EPS⁽³⁾ $0.41 $36mm Pretax income excluding market INTEREST RATE driven value New investments Fair value of MSR SENSITIVE Return on average Book value Pretax income changes⁽⁴⁾ in MSR⁽³⁾ investments STRATEGIES common equity⁽²⁾ per share $25mm $33mm $60mm $3.9bn 10% $15.87 Dividend per PMT correspondent CORRESPONDENT common share production volume Correspondent Pretax income (UPB)⁽³⁾⁽⁵⁾ seller relationships PRODUCTION $0.40 $23mm $3.5bn 789 Note: All ﬁgures are for 4Q24 or are as of 12/31/24 (1) Net income attributable to common shareholders includes a provision for tax expense of $9 million (2) Return on average common equity is calculated based on net income attributable to common shareholders as a percentage of monthly average common equity during the quarter (3) EPS = earnings per share; CRT = credit risk transfer; MSR = mortgage servicing rights; GSE = government-sponsored enterprise; UPB = unpaid principal balance 3 3 (4) Excludes $7 million of market-driven value gains in the credit sensitive strategies and $7 million of market-driven value losses in the interest rate sensitive strategies - see slide 12 (5) Excludes $14 billion in UPB of conventional loan production which was for PFSI’s account

PMT’S 2024 PERFORMANCE ESTABLISHES STRONG FOUNDATION FOR 2025 Diverse strategies provided multiple Hedging strategy protected book value sources of returns despite signiﬁcant interest rate volatility Pretax income contribution by strategy: 4.70% 4.57% Credit Interest rate Correspondent sensitive sensitive production 3.88% 3.62% $123mm $16mm $57mm 10-Year Treasury Yield Book Value per Share Strengthened and repositioned Expanding on our proven track balance sheet for higher rates record of organic credit investments ● Sold $833 million of low coupon MBS and $111 ● Completed two securitizations of Agency-eligible million of opportunistic investments in GSE CRT as investor loans from PMT production credit spreads tightened ‒ Generated $52 million of net new credit investments ● New MSR investments of $219 million with attractive expected returns ● Issued $1.3 billion of term debt to address and ‒ Strong investor demand and signiﬁcant opportunity to leverage PMT’s production and securitization extend maturities, generally at tighter ﬁnancing expertise spreads 4

ORIGINATION MARKET EXPECTATIONS REFLECT GROWTH (1) U.S. Mortgage Origination Market Mortgage Rates Remain Elevated ($ in trillions) (2) Reﬁnance Purchase Average 30-year ﬁxed rate mortgage • Current third-party estimates for industry originations average $1.7 trillion in 2024 and $2.0 trillion in 2025, reﬂecting projections for rates to decline and growth in overall volumes • Mortgage REITs with diversiﬁed investment portfolios, eﬃcient cost structures and strong risk management practices such as PMT are best-positioned to manage through volatility presented by the current market environment Note: Figures may not sum due to rounding (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (1/19/25) and Fannie Mae (1/10/25) forecasts. 5 (2) Freddie Mac Primary Mortgage Market Survey. 6.96% as of 1/23/25

ORGANIC INVESTMENT CREATION DRIVEN BY PRIVATE LABEL SECURITIZATION ACTIVITY ● Focus on organic creation of credit investments from Pennymac production, leveraging our securitization expertise and correspondent platform ● Strong investor demand for private-label MBS ● Begins with investor loans; potential for securitizations of other loan 2025 Expectations products emerging Current acquisition volumes are Jan 2025 on track to close approximately one securitization per month completed securitization of Q4 2024 Agency-eligible investor loans from PMT’s production 1 completed securitizations of Potential for continued growth Agency-eligible investor loans in activity as the origination and from PMT’s production 2 UPB of loans $341mm securitized private label securitization markets grow UPB of loans securitized $822mm net new investments in $21mm credit sub-bonds net new investments in $52mm Targeted returns on equity for these investments in the low-to-mid credit sub-bonds teens, with the ability to inﬂuence the credit outcome for borrowers given our position as servicer of the underlying loans 6

SEASONED INVESTMENTS TO CONTINUE PERFORMING WELL Nearly two-thirds of PMT’s shareholders’ equity is deployed to seasoned investments in MSRs and PMT’s unique GSE credit risk transfer investments with strong underlying fundamentals Mortgage Servicing Rights PMT GSE Credit Risk Transfer (47% of shareholders’ equity) (16% of shareholders’ equity) • Stable cash ﬂows over extended expected life • Seasoned loans originated from 2015 – 2020 at low WACs (1) ‒ WAC of 3.8%; majority of loans signiﬁcantly out of the money • Realized lifetime losses expected to be • Decreased sensitivity of fair values at higher market interest rates limited • Elevated placement fee income from higher short-term rates Strong long-term expected risk-adjusted returns supported by: • Underlying, high-quality conventional loan borrowers (1) • Low delinquencies and LTV ratios, driven by mortgages with low rates and substantial accumulation of home equity • Higher interest rates, implying slower runoff and extended asset life • PFSI’s industry-leading servicing capabilities 7 (1) WAC = Weighted average coupon; LTV = Loan-to-value

RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Annualized Return WA Equity • Represents the average annualized return and (1) on Equity (ROE) Allocated (%) quarterly earnings potential expected from its Credit sensitive strategies: PMT GSE credit risk transfer 13.1% 15% strategies over the next four quarters Other GSE Credit Risk Transfer (CAS & STACR) 14.4% 5% • Reﬂects performance expectations in the Non-Agency Subordinate MBS 12.0% 3% Other credit sensitive strategies 1.0% 0% current mortgage market Net credit sensitive strategies 13.1% 23% ‒ Return potential for the credit sensitive Interest rate sensitive strategies: strategies increased slightly due to expectations MSRs (incl. recapture) 14.0% 49% for higher short term rates over the next year Agency MBS (incl. IO Securitization) 34.0% 7% Non-Agency Senior MBS 15.3% 3% ‒ Return potential for the interest rate sensitive (2) Interest rate hedges -2.5% 0% strategies increased as the yield curve has Net interest rate sensitive strategies 14.0% 59% steepened Correspondent production 15.6% 6% Cash, short term investments, and other 1.9% 12% ‒ Expected returns on interest rate sensitive (3) Management fees & corporate expenses -3.4% 0% assets have potential to continue improving if (3) Net Corporate -3.2% 12% the yield curve steepens further, which would Provision for income tax expense -0.3% drive an increase in the overall run rate Net income 8.7% 100% Dividends on preferred stock 7.7% 28% Net income attributable to common shareholders 9.1% 72% (1) Equity allocated represents management’s internal allocation; certain ﬁnancing balances and Average Diluted EPS Per Quarter $ 0.37 associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment 8 (2) ROE calculated as a percentage of segment equity speeds, ﬁnancing economics, and loss treatment for CRT transactions), and does not contemplate market-driven value changes other than (3) ROE calculated as a percentage of total equity realization of cash ﬂows and hedge costs, or signiﬁcant changes or shocks to current market conditions; actual results may differ materially

CORRESPONDENT PRODUCTION HIGHLIGHTS Correspondent Acquisition Volume and Mix Key Financial Metrics (UPB in billions) 3Q24 4Q24 Segment pretax income as a percentage of 0.17% 0.70% (2) interest rate lock commitments Fulﬁllment fee as a percentage of 0.19% 0.18% (3) acquisitions funded Selected Operational Metrics 3Q24 4Q24 Correspondent seller relationships 794 789 Purchase money loans as a percentage of 91% 87% (1) Conventional loans for PMT total acquisitions Government loans for PFSI (1) Conventional loans for PFSI Total locks ● Segment pretax income included gains from increased demand for private label securitization and whole loan execution for non-owner occupied loans during the quarter ● Under a renewed mortgage banking services agreement with PFSI, effective July 1, 2025, correspondent loans will initially be acquired by PFSI; PMT will retain the right to purchase up to 100% of non-government loan production ● PMT expects to retain all jumbo production and 15 - 25% of total conventional conforming correspondent production in 1Q25, compared to 19% in 4Q24 Note: May not sum due to rounding (1) For all government loans and conventional loans sourced for PFSI, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulﬁllment fee to PFSI (2) Conventional conforming interest rate lock commitments for PMT’s own account 9 (3) Based on funded loans subject to fulﬁllment fees

TRENDS IN MSR INVESTMENTS (1) MSR Investments ($ in millions) • MSR assets were $3.9 billion as of December 31, 2024 up slightly from September 30, 2024 ‒ Fair value gains and newly originated MSR investments partially offset by runoff from prepayments ‒ UPB underlying PMT’s MSR investments decreased slightly 10 (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

TRENDS IN PMT’S UNIQUE INVESTMENTS IN GSE CREDIT RISK TRANSFER (1) • Fair value of PMT’s organically-created CRT investments Organically-Created GSE CRT Investments was down slightly from September 30, 2024 primarily ($ in millions) due to prepayments • The 60+ day delinquency rate increased from September 30, 2024 • Cumulative lifetime losses increased slightly; we ultimately expect realized losses over the life of these investments to be limited, given the substantial build-up of equity for underlying borrowers due to home price appreciation in recent years (2) Selected metrics for quarter ended : Underlying UPB of loans ($ in billions) $ 23.2 $ 22.7 $ 22.2 $ 21.7 $ 21.2 WA FICO at origination 753 753 753 753 753 WA LTV at origination 82.4% 82.4% 82.4% 82.4% 82.4% WA current LTV 50.1% 50.1% 48.5% 47.5% 47.4% 60+ days delinquent as a % of outstanding UPB 1.23% 1.11% 1.11% 1.23% 1.48% Net realized principal losses ($ in millions) $ 1.3 $ 0.2 $ 0.1 $ 0.8 $ 0.5 Cumulative lifetime principal losses ($ in millions) $ 46.4 $ 46.6 $ 46.7 $ 47.5 $ 48.0 Interest reduction ($ in millions) $ 3.3 $ 3.2 $ 3.2 $ 3.2 $ 3.1 Cumulative interest reduction ($ in millions) $ 26.5 $ 29.7 $ 32.9 $ 36.1 $ 39.2 (1) The fair value of PMT’s organically created GSE CRT investments is reﬂected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable 11 (2) Weighted average FICO and LTV metrics at origination for the population of loans remaining as of the date presented; current LTVs were refreshed using the latest home price information available as of the reporting period

FOURTH QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY Income Excluding Total Income Market-Driven WA Equity Annualized Return ($ in millions, except EPS) Market-Driven Value (1) (2) (3) (1) Contribution Value Changes Allocated on Equity (ROE) (1)(2) Changes Credit sensitive strategies: PMT GSE credit risk transfer $ 20.1 $ 10.2 $ 9.9 $ 307 26% Other GSE Credit Risk Transfer (CAS & STACR) 4.0 0.2 3.8 98 16% PMT Non-Agency Subordinate MBS (3.3) (3.8) 0.5 24 -56% (4) Other credit sensitive strategies (0.6) 0.0 (0.6) 6 -40% Net credit sensitive strategies $ 20.1 $ 6.6 $ 13.5 $ 435 18% Interest rate sensitive strategies: MSRs (incl. recapture) $ 210.4 $ 183.9 $ 26.5 Agency MBS (incl. IO Securitization) (131.1) (136.6) 5.6 Non-Agency Senior MBS (2.7) (3.4) 0.8 Interest rate hedges (51.2) (51.2) Net interest rate sensitive strategies $ 25.5 $ (7.4) $ 32.8 $ 1,100 9% Correspondent production $ 22.5 $ 0.0 $ 22.5 $ 150 60% Cash, short term investments, and other $ 2.2 $ 2.2 $ 259 3% (5) Management fees & corporate expenses (15.2) n/a (15.2) -3% (5) Corporate $ (13.0) n/a (13.0) 259 -3% $ $ Beneﬁt / (Provision) for income tax expense $ (8.6) (4.2) (4.4) $ $ Net income $ 46.5 $ (4.9) $ 51.5 $ 1,943 10% Dividends on preferred stock $ 10.5 $ 541 8% Net income attributable to common shareholders $ 36.1 $ 1,402 10% Diluted EPS $ 0.41 Note: Figures may not sum due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulﬁllment fees and loan servicing fees), but before tax expenses; some of the income associated with the investment strategies may be subject to taxation (2) Categorization of income as market-driven value changes based on management assessment; income excluding market-driven value changes does not represent REIT taxable income and is a non-GAAP ﬁgure (3) Equity allocated represents management’s internal allocation; certain ﬁnancing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment (4) Primarily consists of legacy distressed loan portfolio; net new investments also reﬂect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $2.5 million in carrying 12 value of real estate acquired in settlement of loans at 12/31/24 (5) ROE calculated as a percentage of total equity

HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS MSR Valuation Changes and Offsets • PMT seeks to manage interest rate risk ($ in millions) exposure on a “global” basis, recognizing Change in MSR fair value before realization of cash ﬂows interest rate sensitivities across its investment Change in fair value of MBS, interest rate hedges, and related tax impacts strategies • In 4Q24, MSR fair value increased ‒ Higher interest rates decreased future prepayment projections • Net fair value declines on MBS, interest rate hedges, and related tax impacts more than offset MSR fair value gains 13

FLEXIBLE AND SOPHISTICATED FINANCING STRUCTURES (1) Debt Schedule by Year of Maturity (in millions) Financing Unsecured and Exchangeable Senior Notes capacity across multiple banks / MSR Term Notes and Loans ﬂexibility to CRT Term Notes ﬁnance ﬂuctuating MSR and advance balances $1,414mm drawn Unsecured and MSR Financing CRT Financing Exchangeable Senior Notes ● Vast majority of our CRT ﬁnancing is in the ● Maturity of MSR term notes and loans aligns ● Provides ﬂexibility and complements form of term notes, which do not contain more closely with the expected life of the asset-backed structures mark-to-market (margin call) provisions MSR asset than short-term borrowings ● Repaid in full $210 million of exchangeable ● Retired $43 million of CRT term notes that senior notes that matured in November were due to mature in October ● $45 million in CRT term notes due in February will be reﬁnanced with securities repurchase agreements 14 14 Note: All ﬁgures are as of December 31, 2024 (1) By principal amount. CRT term notes amortize with principal paydowns. Excludes securities repurchase agreements ﬁnancing our investments in MBS and a small portion of our investments in CRT.

APPENDIX

PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS • Leading acquirer and producer of conventional conforming mortgage loans • Signiﬁcant growth in market share over PMT’s more than 15-year history driven by PFSI’s Correspondent operational excellence and high service levels Production • Provides unique ability to produce investment assets organically • MSR investments created through the securitization of conventional correspondent loan production Interest Rate Sensitive • Hedged with Agency MBS and interest rate derivatives Strategies • Strong track record and discipline in hedging interest rate risk • Investments in credit risk on PMT’s high-quality loan production with ability to inﬂuence performance through active servicing Credit • Expanding opportunity for investments in subordinate bonds from private label securitizations, Sensitive supported by increasing investor demand Strategies • Approximately $21.2 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at December 31, 2024 16

(1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE (1) ROE⁽²⁾ -2% 14% 4% 15% 12% 10% 4% 9% 10% • Repurchased 29.1 million common shares from 3Q15 through 2Q24 17

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS (1) (2) Average 30-year ﬁxed rate mortgage 10-year Treasury Bond Yield 6.08% 6.85% 3.78% 4.57% (3) Macroeconomic Metrics Footnotes 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 (1) Freddie Mac Primary Mortgage Market Survey. 6.96% as of 1/23/25 (2) U.S. Department of the Treasury. 4.64% as of 1/23/25 10-year Treasury bond yield 3.9% 4.2% 4.4% 3.8% 4.6% (3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30-year ﬁxed rate mortgage: Freddie Mac Primary Mortgage Market Survey 2/10 year Treasury yield -0.4% -0.4% -0.4% 0.1% 0.3% spread Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index 30-year ﬁxed rate mortgage 6.6% 6.8% 6.9% 6.1% 6.9% (SPCSUSA); data is as of 10/31/24 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Secondary mortgage rate 5.3% 5.6% 5.8% 4.9% 5.8% Finance U.S. home price appreciation 5.7% 6.5% 5.5% 3.9% 3.6% (Y/Y% change) Residential mortgage $315 $320 $430 $455 $460 originations (in billions) 18

PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Long-term mortgage Assets carrying Change in Assets carrying ($ in millions) Fair value changes (5) asset value at 9/30/24 Investments value at 12/31/24 PMT GSE credit $ 1,117 $ (25) $ 10 $ 1,102 (1) risk transfer Other GSE Credit Risk Credit $ 196 $ - $ - $ 196 Transfer (CAS & STACR) Sensitive Non-Agency Strategies $ 84 $ 51 $ (4) $ 131 (2) Subordinate MBS Other Credit Sensitive $ 7 $ (1) $ - $ 6 (3) Strategies MSR $ 3,809 $ (126) $ 184 $ 3,867 Interest Non-Agency Rate $ 120 $ 9 $ (3) $ 125 (4) Senior MBS Sensitive Strategies Agency $ 3,875 $ 24 $ (137) $ 3,762 (4) MBS Total $ 9,208 $ (67) $ 50 $ 9,190 Note: Figures may not sum due to rounding (1) The fair value of PMT’s organically-created GSE CRT investments is reﬂected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) As discussed in Note 6 – Variable Interest Entities to our Quarterly Report on Form 10-Q for the quarter ended 9/30/24 we consolidate the assets and liabilities in the trust that issued the subordinate bonds; accordingly, this investment is shown as Loans at fair value and Asset-backed ﬁnancing of variable interest entities on our consolidated balance sheet (3) Primarily consists of legacy distressed loan portfolio; net new investments also reﬂect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $2.5 million in carrying value of real estate acquired in settlement of loans at 12/31/24 (4) MBS = Mortgage-backed securities; net new investments in Agency MBS represents rebalancing of the MBS portfolio (considered along with to be announced hedges in managing PMT’s interest rate risk) and runoff 19 (5) Change in investments represents new investments net of sales, liquidations, and runoff

MSR ASSET VALUATION December 31, 2024 Mortgage Unaudited ($ in millions) Servicing Rights (1) Pool UPB $226,238 Weighted average coupon 3.8% Weighted average servicing fee 0.27% Weighted average prepayment speed assumption (CPR) 6.7% Fair value $3,867 As a multiple of servicing fee 6.3 20 (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING (1) Historical Trends in Delinquency and Foreclosure Rates 30-60 Day 60-90 Day 90+ Day In foreclosure ● Overall mortgage delinquency rates increased slightly from the prior quarter ● Servicing advances outstanding for PMT’s MSR portfolio increased to approximately $105 million at December 31, 2024 from $71 million at September 30, 2024 due to seasonal property tax payments ‒ No principal and interest advances are outstanding 21 (1) Owned MSR portfolio and includes loans acquired for sale at fair value; delinquency and foreclosure rates based on UPB; as of 12/31/24, the UPB of mortgage servicing rights owned by PMT and loans held for sale totaled $231 billion

PMT’S OWNED MSR PORTFOLIO CHARACTERISTICS As of December 31, 2024 Loan Remaining Loan size FICO credit 60+ UPB % of count Note Seasoning maturity ($ in score at Original Current Delinquency (2) (3) Segment ($ in billions) Total UPB (in thousands) rate (months) (months) thousands) origination LTV LTV (by UPB) GSE FNMA $111.7 49.4% 431 3.8% 50 299 $259 757 75% 52% 1.0% FHLMC $110.3 48.8% 393 3.8% 40 307 $281 761 75% 56% 0.6% (1) Other Other $4.2 1.8% 16 5.0% 37 320 $268 761 72% 57% 0.7% Grand Total $226.2 100.0% 839 3.8% 45 303 $270 759 75% 54% 0.8% Note: Figures may not sum due to rounding (1) Other represents MSRs collateralized by conventional loans sold to private investors (2) Excludes loans held for sale at fair value 22 (3) Excludes any additional second lien on property

INTEREST RATE SENSITIVE STRATEGIES DESIGNED TO MITIGATE INTEREST RATE VOLATILITY Estimated Sensitivity to Changes in Interest Rates at Gain in value with Gain in value with December 31, 2024 increasing rates decreasing rates % change in PMT’s shareholders’ equity MSRs Agency MBS Interest Rate Hedges (1) (2) (3) • PMT’s interest rate risk exposure is managed on a “global” basis – Multiple mortgage-related investment strategies with complementary interest rate sensitivities – Utilization of ﬁnancial hedge instruments – Contributes to stability of book value (1) Includes loans acquired for sale and interest rate lock commitments (net of associated hedges), Agency and Non-Agency MBS assets (2) Includes MSRs and hedges which includes or may include put and call options on MBS, Eurodollar futures, treasury futures, and exchange-traded swaps 23 (3) Net exposure represents the net position of the “Long” assets and the MSRs and hedges

PERFORMANCE OF ORGANICALLY-CREATED INVESTMENTS IN GSE CREDIT RISK TRANSFER INVESTMENTS IN 4Q24 Income (Loss) ($ in millions) Contribution Comments Market-driven value changes: Valuation-related changes included $ 10.2 • Reﬂects impact of credit spread tightening in Net gain (loss) on investment Income excluding market-driven value changes: Realized gains and carry included in 14.8 • Spread income earned on CRT investments Net gain (loss) on investment (0.5) Losses recognized during period 13.2 • Interest income on cash deposits securing CRT investments Interest income (17.7) • Financing expense related to CRT investments Interest expense 9.9 Subtotal $ 20.1 Total income contribution: 24 Note: Figures may not sum due to rounding

BALANCE SHEET TREATMENT OF PMT’S ORGANICALLY-CREATED CREDIT RISK TRANSFER INVESTMENTS December 31, ($ in thousands) 2024 Current outstanding UPB of loans delivered to the CRT SPVs and UPB of loans subject to guarantee obligation....................................... $ 21,249,304 sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Carrying value of CRT arrangements: Current cash collateralizing guarantee included in “Deposits Deposits securing CRT arrangements......................................................... $ 1,110,708 securing credit risk transfer arrangements” Represents the fair value of expected future cash inﬂows related to Derivative assets and credit risk transfer strip liabilities, net.................. $ 25,317 assumption of credit risk net of expected future losses Fair value of non-recourse liability issued by CRT trusts; represents Interest-only stripped security payable at fair value................................... $ (34,222) value of interest-only payment after the maturity of PMT’s investments Fair value of CRT investments ………...................................................... $ 1,101,803 25 Note: Figures may not sum due to rounding

PMT’S ORGANICALLY-CREATED INVESTMENTS IN CREDIT RISK TRANSFER L Street Securities L Street Securities L Street Securities PMTT1 PMTT2 PMTT3 2017-PM1 2019-PMT1 2020-PMT1 Total (May 2015 - Jul 2015) (Aug 2015 - Feb 2016) (Feb 2016 - Aug 2016) (Aug 2016 - May 2018) (Jun 2018 - Mar 2019) (Apr 2019 - Sep 2020) At At At At At At At 12/31/24 12/31/24 12/31/24 12/31/24 12/31/24 12/31/24 12/31/24 Inception Inception Inception Inception Inception Inception Inception UPB in billions $1.2 $0.1 $4.2 $0.5 $6.5 $0.9 $22.8 $3.4 $23.6 $2.6 $58.3 $13.7 $116.5 $21.2 Loan Count 4,113 695 15,146 2,547 21,467 4,373 82,086 16,834 84,521 11,943 193,310 57,730 400,643 94,122 % Purchase 67.6% 68.0% 71.4% 71.8% 68.6% 70.5% 73.6% 73.1% 81.7% 79.9% 61.6% 61.1% 69.1% 66.0% (1) WA FICO 742 744 742 743 749 750 746 745 746 736 758 758 752 753 (1) WA LTV 81.3% 80.6% 81.8% 80.9% 81.4% 80.8% 82.5% 81.9% 83.8% 84.1% 82.5% 82.4% 82.7% 82.4% 60+ Days Delinquent 5 16 36 152 338 606 1,153 by Loan Count 60+ Days Delinquent 0.529% 0.658% 0.993% 1.128% 3.706% 1.225% 1.480% by UPB 180+ Days Delinquent - 4 2 16 95 138 255 Loan Count Actual and Principal $2,109 $6,107 $9,119 $29,191 $684 $802 $48,012 (2) Losses ($k) Interest Reduction $19,792 $19,456 $39,248 (3) ($k) Note: Figures may not sum due to rounding (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral 26 (3) Interest reduction due to modiﬁcation of reference pool collateral

CORRESPONDENT PRODUCTION ACQUISITIONS AND LOCKS BY PRODUCT Unaudited ($ in millions) 4Q23 1Q24 2Q24 3Q24 4Q24 Correspondent Acquisitions Conventional Conforming - for PMT $ 2,477 $ 1,769 $ 2,195 $ 5,851 $ 3,241 (1) Conventional Conforming - for PFSI 10,129 8,190 10,007 8,092 13,567 (1) Government - for PFSI 11,011 8,167 10,301 11,788 11,018 Jumbo - for PMT 3 3 34 97 256 Total $ 23,620 18,128 22,537 25,829 28,082 Correspondent Locks Conventional Conforming - for PMT $ 2,737 $ 2,472 $ 2,602 $ 7,373 $ 2,741 (1) Conventional Conforming - for PFSI 9,977 8,614 9,914 8,229 13,810 (1) Government - for PFSI 11,197 8,467 11,100 12,448 11,088 Jumbo - for PMT 5 10 90 253 454 Total $ 23,916 19,563 23,706 28,304 28,093 Note: Figures may not sum due to rounding (1) PMT sells government-insured and guaranteed loans, and certain conventional loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC, and earns a sourcing fee and interest income for its holding period; PMT 27 does not pay a fulﬁllment fee for government-insured or guaranteed loans or conventional loans subsequently sold to PFSI

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